                                                                    EXHIBIT 99.5


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: CAPE COD LIGHT, L.L.C.                         Case Number: 01-10962(EIK)


                 AMENDED SCHEDULES OF ASSETS AND LIABILITIES


UNLESS OTHERWISE INDICATED, DATA IS AS OF THE CLOSE OF BUSINESS ON OCTOBER 19, 2001 (THE"PETITION DATE").

THE DEBTOR HAS USED ITS BEST EFFORTS TO COMPILE THE INFORMATION SET FORTH IN THESE AMENDED SCHEDULES OF ASSETS AND LIABILITIES FROM ITS BOOKS AND RECORDS MAINTAINED IN THE ORDINARY COURSE OF BUSINESS. THE DEBTOR RESERVES THE RIGHT TO FURTHER AMEND THESE AMENDED SCHEDULES OF ASSETS AND LIABILITIES AS ADDITIONAL INFORMATION BECOMES AVAILABLE.

CERTAIN INFORMATION SET FORTH IN THESE AMENDED SCHEDULES OF ASSETS AND LIABILITIES IS DUPLICATIVE OF INFORMATION PREVIOUSLY DISCLOSED IN THE CHAPTER 11 PETITION OR RELATED FIRST DAY PAPERS FILED BY THE DEBTORS AND DEBTOR IN POSSESSION IN THE CHAPTER 11 CASES JOINTLY ADMINISTERED WITH THE CHAPTER 11 CASE OF DEBTOR AMERICAN CLASSIC VOYAGES CO., CASE NUMBER 01-10954 (COLLECTIVELY, "AMCV"). IN THE COURSE OF PREPARING THESE AMENDED SCHEDULES OF ASSETS AND LIABILITIES, THE DEBTOR REVIEWED AND, WHERE APPROPRIATE, REVISED SUCH INFORMATION TO THE BEST OF ITS ABILITY, TO REFLECT POSTPETITION ACCOUNTING ADJUSTMENTS MADE ACCORDING TO THE DEBTOR'S NORMAL ACCOUNTING PRACTICES.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:CAPE COD LIGHT, L.L.C.                              Case No: 01-10962(EIK)


                              SUMMARY OF SCHEDULES


Indicate as to each schedule whether that schedule is attached.

Report totals from Schedules A, B, D, E, F, I and J in the boxes provided. Add the amounts from Schedules A and B to determine the total amount of the debtor's assets. Add the amounts from Schedules D, E and F to determine the total amount of the debtor's liability.

                                                   ATTACHED
    NAME OF SCHEDULE                                (YES/NO)        ASSETS          LIABILITIES
A.  Real Property                                     Yes      $         0.00
B.  Personal Property                                 Yes      $50,881,392.32
C.  Property Claimed As Exempt                        No

D.  Creditors Holding Secured Claims                  Yes                          $         0.00
E.  Creditors Holding Unsecured Priority Claims       Yes                          $     2,465.00
F.  Creditors Holding Unsecured Nonpriority Claims    Yes                          $57,066,233.49
G.  Executory Contracts and Unexpired Leases          No
H.  Codebtors                                         No

    EXHIBITS TO SCHEDULE

I.  Current Income of Individual Debtor(s)            No
J.  Current Expenditure of Individual Debtor(s)       No

            TOTALS                                             $50,881,392.32      $57,068,698.49

CAPE COD LIGHT, L.L.C.                                            01-10962 (EIK)
     Debtor                                                          Case No.


                           SCHEDULE A - REAL PROPERTY

         Except as directed below, list all real property in which the debtor has any legal, equitable or future interest, including all property owned as a co-tenant, community property, or in which the debtor has a life estate. Include any property in which the debtor holds rights and powers exercisable for the debtor's own benefit. If the debtor holds no interest in real property, write "None" under "Description and Location of Property."

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If an entity claims to have a lien or holds a secured interest in any property, state the amount of the secured claim. See Schedule D. If no entity claims to hold a secured interest in the property, write "None" in the column labeled "Amount of Secured Claim."

         If the debtor is an individual or if a joint petition is filed, state the amount of any exemption claimed in the property only in Schedule C - Property claimed as Exempt.


                                  SEE ATTACHED

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE


CAPE COD LIGHT, L.L.C.                                            01-10962 (EIK)
      Debtor                                                         Case No.


                           SCHEDULE A - REAL PROPERTY

                                                                      NET BOOK VALUE
                                                                      OF DEBTOR'S INTEREST
                                                                      IN PROPERTY, WITHOUT
DESCRIPTION AND LOCATION             NATURE OF DEBTOR'S               DEDUCTING ANY SECURED     AMOUNT OF
OF PROPERTY                          INTEREST IN PROPERTY             CLAIM OR EXEMPTION        SECURED CLAIM
     -None-

                                           Total Debtor -
                                 Total -

CAPE COD LIGHT, L.L.C.                                           01-10962 (EIK)
     Debtor                                                         Case No.


                        SCHEDULE B - PERSONAL PROPERTY


         Except as directed below, list all personal property of the debtor of whatever kind. If the debtor has no property in one or more of the categories, identify by inserting the word "None" where appropriate. If additional space is needed in any category, attach a separate sheet properly identified with the case name, case number, and the number of the category. If the debtor is an individual or a joint petition is filed, state the amount of any exemptions claimed on Schedule C - Property Claimed as Exempt.

         DO NOT INCLUDE INTERESTS IN EXECUTORY CONTRACTS AND UNEXPIRED LEASES ON THIS SCHEDULE. LIST THEM IN SCHEDULE G - EXECUTORY CONTRACTS AND UNEXPIRED LEASES.

         If the property is being held for the debtor by someone else, state that person's name and address under "Description and Location of Property."


                                  SEE ATTACHED

                            UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE


In re: CAPE COD LIGHT, L.L.C.                            Case No: 01-10962 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY

                                                                                DESCRIPTION AND LOCATION           NET BOOK
  TYPE OF PROPERTY                                                      NONE    OF PROPERTY                        VALUE
1. Cash on hand.                                                         X      NONE                               $        0.00

2. Checking, savings or other financial accounts, certificates                  SEE EXHIBIT-B2                     $8,158,727.80
   of deposit, or shares in banks, savings and loan, thrift,
   building and loan, and homestead associations, or
   credit unions, brokerage houses, or cooperatives.

3. Security deposits with public utilities, telephone                    X      NONE                               $        0.00
   companies, landlords and others.

4. Household goods and furnishings, including audio, video               X      NONE                               $        0.00
   and computer equipment.

5. Books, pictures and other art objects, antiques, stamp,                      SEE EXHIBIT-B5                     $        0.00
   coin, record, tape, compact disc and
   other collections or collectibles.

6. Wearing apparel.                                                      X      NONE                               $        0.00

7. Furs and jewelry.                                                     X      NONE                               $        0.00

8. Firearms and sports, photographic and other hobby                     X      NONE                               $        0.00
   equipment.

9. Interests in insurance policies. Name of insurance                    X      NONE                               $        0.00
   company of each policy and itemize surrender or
   refund value of each.

10. Annuities. Itemize and name each issuer.                             X      NONE                               $        0.00

11. Interests in IRA, ERISA, Keogh, or other pension or profit           X      NONE                               $        0.00
    sharing plan.

12. Stock and interest in incorporated and unincorporated                X      NONE                               $        0.00
    businesses.

                             UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE


In re: CAPE COD LIGHT, L.L.C.                            Case No: 01-10962 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION      NET BOOK
    TYPE OF PROPERTY                                                    NONE     OF PROPERTY                   VALUE
13. Interest in partnerships or joint ventures.                          X       NONE                          $        0.00

14. Government and corporate bonds and other negotiable                  X       NONE                          $        0.00
    and non-negotiable instruments.

15. Accounts receivable.                                                         SEE EXHIBIT-B15               $3,806,451.19

16. Alimony, maintenance, support and property settlements               X       NONE                          $        0.00
     to which the debtor is or may be entitled.

17. Other liquidated debts owing debtor including tax refunds.                   SEE EXHIBIT-B17               $        0.00

18. Equitable future interests, life estates, and rights or              X       NONE                          $        0.00
    powers exercisable for the benefit of the debtor other than those listed in Schedule of Real Property.

19. Contingent and noncontigent interests in estate of a                 X       NONE                          $        0.00
    decedent, death benefit plan, life insurance policy or
    trust

20. Other contingent and unliquidated claims of every nature,                    SEE EXHIBIT-B20               $        0.00
    including tax refunds, counterclaims of the debtor and
    rights to setoff claims.

21. Patents, copyrights and other intellectual property.                 X       NONE                          $        0.00

22. Licenses, franchises and other general intangibles.                          SEE EXHIBIT-B22               $        0.00

                         UNITED STATES BANKRUPTCY COURT
                         DISTRICT OF DELAWARE


In re: CAPE COD LIGHT, L.L.C.                           Case No: 01-10962 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY

                                                                                 DESCRIPTION AND LOCATION           NET BOOK
  TYPE OF PROPERTY                                                NONE           OF PROPERTY                        VALUE
23. Automobiles, trucks, trailers and other vehicles and           X             NONE                               $         0.00
    accessories.

24. Boats, motors and accessories.                                 X             NONE                               $         0.00

25. Aircraft and accessories.                                      X             NONE                               $         0.00

26. Office equipment, furnishings and supplies.                    X             NONE                               $         0.00

27. Machinery, fixtures, equipment and supplies used in            X             NONE                               $         0.00
    business.

28. Inventory.                                                                   SEE EXHIBIT-B28                    $   217,563.69

29. Animals.                                                       X             NONE                               $         0.00

30. Crop - growing or harvested.                                   X             NONE                               $         0.00

31. Farm equipment and implements.                                 X             NONE                               $         0.00

32. Farm supplies, chemicals and feed.                             X             NONE                               $         0.00

33. Other personal property of any kind not already listed.                      SEE EXHIBIT-B33                    $38,698,649.64
                                                                                                                    --------------
                                           TOTAL:                                                                   $50,881,392.32
                                                                                                                    ==============

                         UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE                    Page 1 of 9


In re: CAPE COD LIGHT, L.L.C.                           Case No: 01-10962 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B2

ASSET ID       DESCRIPTION                                 LOCATION                                           NET BOOK VALUE
110            CAPE COD LIGHT ESCROW ACCOUNT               U.S. DEPARTMENT OF TRANSPORTATION                  $8,158,727.80
                                                           MARITIME ADMINISTRATION
                                                           400 SEVENTH STREET, SW
                                                           WASHINGTON, DC 20590
                                                                                                              -------------
                                                    TOTAL                                                     $8,158,727.80
                                                                                                              =============


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE                 Page 2 of 9


In re: CAPE COD LIGHT, L.L.C.                           Case No: 01-10962 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B5

ASSET ID         DESCRIPTION                                       LOCATION                                      NET BOOK VALUE
534
                                                                                                                      -----
                                                         TOTAL                                                        $0.00
                                                                                                                      =====


Amounts are included in B26 and B27.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                  Page 3 of 9


In re: CAPE COD LIGHT, L.L.C.                           Case No: 01-10962 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15

ASSET ID       DESCRIPTION                                  LOCATION                                    NET BOOK VALUE
222            ACCOUNTS RECEIVABLE                          PASSENGER FARE RECEIVABLES                   $   12,632.96

352            INTERCOMPANY RECEIVABLES                     AMERICAN CLASSIC VOYAGES CO.                 $1,674,776.12

353            INTERCOMPANY RECEIVABLES                     CAPE MAY LIGHT, LLC                          $    8,675.31

507            INTERCOMPANY RECEIVABLES                     DELTA QUEEN COASTAL VOYAGES, L.L.C.          $    1,302.19

354            INTERCOMPANY RECEIVABLES                     GREAT AQ STEAMBOAT, LLC                      $  500,000.00

355            INTERCOMPANY RECEIVABLES                     GREAT INDEPENDENCE SHIP CO.                  $   32,099.49

356            INTERCOMPANY RECEIVABLES                     GREAT RIVER CRUISE LINE, LLC                 $      270.05

357            INTERCOMPANY RECEIVABLES                     OCEANIC SHIP CO.                             $   42,930.22

                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE                  Page 4 of 9


In re: CAPE COD LIGHT, L.L.C.                            Case No: 01-10962 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B15

ASSET ID       DESCRIPTION                                  LOCATION                                      NET BOOK VALUE
358            INTERCOMPANY RECEIVABLES                     PROJECT AMERICA SHIP II, INC.                 $   97,472.74

360            INTERCOMPANY RECEIVABLES                     THE DELTA QUEEN STEAMBOAT CO.                 $1,436,292.11
                                                                                                          -------------
                                                    TOTAL                                                 $3,806,451.19
                                                                                                          =============


                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE                 Page 5 of 9


In re: CAPE COD LIGHT, L.L.C.                            Case No: 01-10962 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B17

ASSET ID         DESCRIPTION                                 LOCATION                                      NET BOOK VALUE
555
                                                                                                               -----
                                                   TOTAL                                                       $0.00
                                                                                                               =====

Additional planning opportunities may exist which could decrease the projected 2001 income tax liabilities and increase the projected tax refund amounts.

                         UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE                 Page 6 of 9


In re: CAPE COD LIGHT, L.L.C.                            Case No: 01-10962 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B20

ASSET ID       DESCRIPTION                      LOCATION                                           NET BOOK VALUE
125            CLAIM                            UNITED STATES OF AMERICA (SEE NOTE BELOW)              UNKNOWN
                                                DEPARTMENT OF TRANSPORTATION
                                                MARITIME ADMINISTRATION
                                                                                                         -----
                                                   TOTAL                                                 $0.00
                                                                                                         =====

Cape Cod Light, L.L.C. has a claim against the United States of America, through the Department of Transportation, Maritime Administration, for amounts due and owing under the escrow account established by that certain Security Agreement relating to United States Government Guaranteed Ship Financing Obligations between Cape Cod Light, L.L.C. and the United States of America dated October 16, 2000.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 7 of 9


In re: CAPE COD LIGHT, L.L.C.                            Case No: 01-10962 (EIK)


                         SCHEDULE B - PERSONAL PROPERTY
                                   EXHIBIT B22

ASSET ID       DESCRIPTION                                    LOCATION                        NET BOOK VALUE
475            LIQUOR LICENSE                                 STATE OF NEW YORK                   UNKNOWN
               LICENSE.CERTIFICATE # 511451

476            LIQUOR LICENSE                                 STATE OF VIRGINIA                   UNKNOWN
               LICENSE/CERTIFICATE # 012332

474            LIQUOR LICENSE:                                STATE OF FLORIDA                    UNKNOWN
               LICENSE/CERTIFICATE # 7927

                                                                                                  -------
                                             TOTAL                                                $  0.00
                                                                                                  =======

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 8 of 9

In re: CAPE COD LIGHT, L.L.C.                            Case No: 01-10962 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B28

ASSET ID          DESCRIPTION           LOCATION                NET BOOK VALUE
--------          -----------           --------                --------------
463               INVENTORY:            CAPE COD LIGHT             $217,563.69
                  HOTEL SUPPLY

                                                                   -----------
                          TOTAL                                    $217,563.69
                                                                   ===========

Physical counts of inventory will be performed at a later date. Book values included in this schedule will be adjusted to reflect such counts.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 9 of 9

In re: CAPE COD LIGHT, L.L.C.                            Case No: 01-10962 (EIK)

                         SCHEDULE B - PERSONAL PROPERTY
                                  EXHIBIT B33

ASSET ID          DESCRIPTION                      LOCATION                                NET BOOK VALUE
--------          -----------                      --------                                --------------
32                CONSTRUCTION IN PROCESS          ROBIN STREET WHARF                      $35,993,283.77
                                                   1380 PORT OF NEW ORLEANS PLACE
                                                   NEW ORLEANS, LA 70130-1890

509               DEFERRED LOAN COSTS              NEW ORLEANS                              $2,630,465.87

508               PREPAID EXPENSES                 NEW ORLEANS, LA                             $74,900.00

                                                                                           --------------
                                                    TOTAL                                  $38,698,649.64
                                                                                           ==============

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: CAPE COD LIGHT, L.L.C.                        Case Number: 01-10962 (EIK)

                 SCHEDULE D -- CREDITORS HOLDING SECURED CLAIMS

State the name, mailing address, including zip code, and the account number, if any, of all the entities holding claims secured by property of the debtor as of the date of filing the petition. List creditors holding all types of secured interests such as judgment liens, garnishments, statutory liens, mortgages, deeds of trust, or other security interests. List creditors in alphabetic order to the extent practicable. If all secured creditors will not fit on this page, use the continuation sheet provided.

If any entity other than a spouse in a joint case may be jointly liable on a claim, place an "X" in the column labeled "Codebtor." Include the entity on the appropriate schedule of creditors, and complete Schedule H - Codebtors.

If the claim is contingent, place an "X" in the column labeled "Contingent." If the claim is unliquidated, place an "X" in the column labled "Unliquidated." If the claim is disputed, place an "X" in the column labled "Disputed." (You may need to place an "X" in more than one of these three columns.)

Report the total of all claims listed in this schedule in the box labled "Total" on the last sheet of the completed schedule. Report this total also on the Summary of Schedules.

                                  See Attached

In re: CAPE COD LIGHT, L.L.C.                            Case No: 01-10962 (EIK)

                 SCHEDULE D - CREDITORS HOLDING SECURED CLAIMS

 Creditor's Name and                            Claim was incurred on or            Contingent           Amount       Unsecured
 Mailing Address                                before the date listed below.          Unliquidated      of Claim     Portion.
 Including Zip Code                             If claim is subject to                    Disputed                    If Any
                                                setoff, so state.                            Co-
                                                                                             Debt
                                          Date               Amount

Sub Schedule                              SECURED BANK DEBT

US DEPT OF TRANSPORTATION                                                           X  X  X  X
400 SEVENTH STREET, SW
WASHINGTON  DC  20590                     PRINCIPAL AMOUNT: $38,500,000.00
Creditor: 127054 - 27                     INTEREST: $1,449,899.00

                                                                                    X     X  X
                                          SECURITY AGREEMENT IN SHIP
                                          CONSTRUCTION IN PROGRESS
                                          SHIP CONSTRUCTION FINANCING

                                                                                                         Unliquidated      Unknown
    Total Sub Schedule:                                                                                         $0.00        $0.00
      Total Schedule D:                                                                                         $0.00        $0.00

                                  Page 1 of 1                                                                   $0.00        $0.00